LEGG MASON TAX-FREE INTERMEDIATE-TERM INCOME TRUST
                  (a series of Legg Mason Tax-Free Income Fund)

                       Supplement to the Prospectus dated
                  August 1, 2005 (as revised December 1, 2005)

         The Board of Trustees of Legg Mason Tax-Free Income Fund ("Board") has approved an Agreement and Plan of Reorganization ("Plan") with respect to its series, Legg Mason Tax-Free Intermediate-Term Income Trust ("Tax-Free Intermediate"). Under the Plan, Tax-Free Intermediate would transfer all of its assets and liabilities to Legg Mason Partners Limited Term Municipals Fund ("Limited Term Municipals"), a series of Legg Mason Partners Municipals Funds. The investment adviser and principal underwriter of Limited Term Municipals are affiliates of the investment manager and principal underwriter of Tax-Free Intermediate.

         The Plan is subject to the approval of shareholders of Tax-Free Intermediate. If the Plan is approved, shareholders of Tax-Free Intermediate would become shareholders of Limited Term Municipals. The Plan provides for Primary Class shareholders of Tax-Free Intermediate to receive Class A shares of Limited Term Municipals equal in aggregate value to their Tax-Free Intermediate shares on the date of the transfer. Tax-Free Intermediate would cease operations shortly thereafter. Under the Plan, the Board may terminate the proposed reorganization at any time prior to the closing date if, in the opinion of the Board, circumstances develop that make proceeding with the proposed reorganization inadvisable.

         A shareholder meeting date of December 6, 2006, has been set for shareholders of record of Tax-Free Intermediate as of October 12, 2006 to vote on the Plan. If the Plan is approved, it is anticipated that the proposed reorganization will be effected by March 2007. It is expected that additional details about the proposed reorganization will be sent to shareholders of Tax-Free Intermediate along with proxy materials on or about October 24, 2006.

         You may continue to buy and redeem shares of Tax-Free Intermediate prior to the closing of the proposed reorganization. However, if the Plan is approved, sales of new shares of Tax-Free Intermediate are expected to be suspended approximately five days prior to the consummation of the proposed reorganization.

         If you have any questions concerning the proposed reorganization, please feel free to contact Tax-Free Intermediate at 1-800-822-5544.

                     THIS SUPPLEMENT IS DATED JULY 12, 2006.